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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 24, 2000

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                             ATRIUM COMPANIES, INC.
             (Exact name of Registrant as specified in its charter)

           DELAWARE                    333-20095               75-2642488
        (State or other          (Commission File Number)   (I.R.S. Employer
   jurisdiction of incorporation)                         Identification Number)

       1341 W. MOCKINGBIRD LANE
              SUITE 1200W                                        75247
             DALLAS, TEXAS                                     (Zip code)
         (Address of principal
          executive offices)

       Registrant's telephone number, including area code: (214) 630-5757

                                       N/A
                  (former address if changed since last report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On October 24, 2000, Atrium Companies, Inc. ("Atrium") completed the acquisition of the stock of Ellison Extrusion Systems, Inc. and substantially all of the operating assets of The Ellison Company, Inc.'s Windows and Doors Division (hereinafter collectively referred to as "Ellison"). The transaction is valued at approximately $125.3 million. The combination makes Atrium the largest non-wood window and patio door manufacturer in the United States, based on unit sales, with revenues of approximately $500 million and over 4,000 employees operating in more than 50 facilities nationwide.

The transaction was comprised of approximately $98 million of cash and $27.3 million of Atrium's parent holding company stock. The cash portion of the purchase price and fees and expenses of $9.5 million were funded through a combination of debt and new equity, including $26 million of new equity from Atrium's current equity sponsors, $36.5 million of Senior PIK Notes issued by Atrium's parent and contributed to Atrium as equity, $24 million from the previously announced divestiture of Atrium's Wing Industries, Inc. and Patio Door assets and $21 million of senior debt borrowed from Atrium's current senior facility. As part of the transaction, John Ellison Jr., Chairman of The Ellison Company, Inc., became a stockholder in the combined company and a member of the Board of Directors of Atrium Companies, Inc.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

     It is currently impracticable to provide the financial statements required by Rule 3.05(b) of Regulation S-X. These financial statements will be filed as soon as they are available, but not later than January 8, 2001.

(b)  PRO FORMA FINANCIAL INFORMATION

     It is currently impracticable to provide the pro forma financial information required by Article 11 of Regulation S-X. This pro forma financial information will be filed as soon as it is available, but not later than January 8, 2001.

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(c)  EXHIBITS

*2.1     Stock Purchase Agreement, dated as of March 30, 2000, among Ellison
         Extrusion Systems, Inc., The Ellison Company, Inc. and Atrium
         Companies, Inc.;

*2.2     Second Amended and Restated Purchase Agreement between The Ellison
         Company, Inc., Atrium and D and W Holdings, Inc., entered into as of
         October 17, 2000

*2.3     Purchase Agreement among D and W Holdings, Inc., as issuer, and the
         Purchasers named therein, dated as of October 25, 2000

*4.0     Exchange and Registration Rights Agreement among D and W Holdings,
         Inc., as issuer, and the Purchasers named therein, dated as of October
         25, 2000

*4.1     Registration Rights and Stockholders Agreement among D and W Holdings,
         Inc., GE Investment Placement Partners II and the Purchasers named therein, dated as of October 25, 2000

*10.1    First Amended and Restated Credit Agreement, dated as of October 2,
         1998 and amended and restated as of October 25, 2000, between Atrium
         Companies, Inc., as borrower, the Guarantors party thereto, Merrill
         Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, as
         Lead Arranger and Syndication Agent, and Bank One, Texas, N.A., as
         Documentation Agent, and Fleet National Bank, as Administrative Agent, and the Lenders party thereto

*99.1    Press Release of Atrium Companies, Inc. dated October 26, 2000.

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*Filed herewith

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  ATRIUM CORPORATION

                                  By: /s/ Jeff L. Hull
                                     -----------------
                                  Name: Jeff L. Hull
                                  Title: President and Chief Financial Officer

Date: November 9, 2000

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                                INDEX TO EXHIBITS

EXHIBITS
NUMBER
------
*2.1     Stock Purchase Agreement, dated as of March 30, 2000, among Ellison
         Extrusion Systems, Inc., The Ellison Company, Inc. and Atrium
         Companies, Inc.;

*2.2     Second Amended and Restated Purchase Agreement between The Ellison
         Company, Inc., Atrium and D and W Holdings, Inc., entered into as of
         October 17, 2000

*2.3     Purchase Agreement among D and W Holdings, Inc., as issuer, and the
         Purchasers named therein, dated as of October 25, 2000

*4.0     Exchange and Registration Rights Agreement among D and W Holdings,
         Inc., as issuer, and the Purchasers named therein, dated as of October
         25, 2000

*4.1     Registration Rights and Stockholders Agreement among D and W Holdings,
         Inc., GE Investment Placement Partners II and the Purchasers named therein, dated as of October 25, 2000

*10.1    First Amended and Restated Credit Agreement, dated as of October 2,
         1998 and amended and restated as of October 25, 2000, between Atrium
         Companies, Inc., as borrower, the Guarantors party thereto, Merrill
         Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, as
         Lead Arranger and Syndication Agent, and Bank One, Texas, N.A., as
         Documentation Agent, and Fleet National Bank, as Administrative Agent, and the Lenders party thereto

*99.1    Press Release of Atrium Companies, Inc. dated October 26, 2000.

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*Filed herewith